Exhibit 32.1


                                RAVEN GOLD CORP.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Raven Gold Corp. on Form 10-KSB/A for the year ended April 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Blair Naughty, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Raven Gold Corp. and will be retained by Raven Gold Corp. and furnished to the Securities and Exchange Commission or its staff upon request.



                                                     /s/ Blair Naughty
                                                     -----------------
                                                     Blair Naughty
                                                     Chief Executive Officer
Date: August 13, 2007